FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 24, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                0-19649
58-1654960
(State or other          (Commission
(IRS Employer
jurisdiction of           File Number)
Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA
FLORIDA  33607
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number,
including area code (813) 283-7000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7. 	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No. 	Description

99.1 		Press Release, dated June 24, 2003,


Item 9.  	REGULATION FD DISCLOSURE.

On June 24, 2003, Checkers Drive-In
Restaurants, Inc. issued a press release entitled " Checkers Drive-In Restaurants,
Inc. Brings Racing Excitement to their
Double Drive-thrus with Brickyard 400(R)
Sweepstakes and Instant Win Game", a
copy of which is included as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.


By:________/S/______________________
Name:  Keith E. Sirois
Title:  Chief Executive Officer and President
Dated:  June 24, 2003

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600 *
Tampa, FL 33607 * (813) 283-7000 *
(813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186

Checkers Drive-In Restaurants, Inc. Brings
Racing Excitement to their Double Drive-thrus with Brickyard 400(R) Sweepstakes and Instant Win
Game

TAMPA, FL - June 24, 2003 - Checkers Drive-In
Restaurants, Inc. (NASDAQ: CHKR), the nation's largest double drive-thru chain, is offering race fans the chance to win a replicated 2003
Monte Carlo Pace Car and other prizes, such as a trip to the 2004 Brickyard 400(R) NASCAR Winston
Cup Series event in Indianapolis. Prizes can be won when customers* play the Checkers(R)/Rally's(R)
"Brickyard 400 Mile Race Collect and Win
Sweepstakes" and the "Brickyard 400 Instant Win
Game."

Customers who purchase a large Coke are also winners because the drink purchase qualifies them to get Checkers/Rally's signature burger, the Big Buford - with two huge patties, cheese and all the toppings - for just 99 cents.

"This is a fantastic offer for consumers that brings the great value of the Big Buford and the excitement of the Brickyard 400 to Checkers/Rally's customers," said Richard S.
Turer, Vice President of Marketing, Checkers
Drive-In Restaurants, Inc. "Every peel and reveal piece is a winner, rewarding customers with special food offers or more. This
Sweepstakes is one more way that
Checkers/Rally's is a fun, fast place to drive-thru."

The high-speed Sweepstakes and Instant Win Game crosses the starting line this week and will run through August 31, 2003 at participating
Checkers and Rally's restaurants. When customers
"go large" by ordering a 42 oz. Coke(R) beverage*, they can peel to reveal an instant-win prize or one of the letters or numbers needed to spell
"Brickyard 400" to qualify for a chance to win the Grand Prize Monte Carlo.

Participants have the chance to win a variety of prizes and special food offers including:

Grand Prize - 2003 Monte Carlo Pace Car replica

1st Prize - three-day/two-night trip for two to the 2004 Brickyard 400 race event in Indianapolis, Indiana

2nd Prize - Brickyard 400 jacket

3rd Prize - Brickyard 400 hat

Food offers include free large Coke(R), Apple Pie, Big Buford(R), Famous Fries, Screamin' Chicken
Strips(R) and Fries, Chili Cheese Dog, or Bacon
Swiss Buford(R) with any purchase at regular price.
(Food discounts expire October 1, 2003.)

Collect and Win Sweepstakes and Instant Win
Official Rules can be obtained at local
participating Checkers/Rally's through August
31, 2003. In addition, game pieces can be obtained, without a purchase*, by sending a handwritten, self-addressed, stamped envelope with a request for Official Rules and game pieces.

* No purchases necessary to enter or win.

Checkers Drive-In Restaurants, Inc.
Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United States. The
Company develops, produces, owns, operates and franchises quick service "double drive-thru" restaurants.

Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange
Act of 1934, as amended and the Private
Securities Litigation Reform Act of 1995.